UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

February 10, 2025

Date of report (date of earliest event reported)

Greenwave Technology Solutions, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-41452	46-2612944
(State or other jurisdictions of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

4016 Raintree Road, Suite 300

Chesapeake, VA 23321

(Address of principal executive offices) (Zip Code)

(800) 490-5020

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrants under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value	GWAV	NASDAQ Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

Registered Direct Offering and Concurrent Private Placement

On February 10, 2025, Greenwave Technology Solutions, Inc. (the “Company”) and certain institutional and accredited investors (the “Purchasers”) entered into a securities purchase agreement (the “Purchase Agreement”), pursuant to which the Company agreed to sell to such Purchasers an aggregate of 21,100,000 shares (the “Shares”) of common stock, par value $0.001 per share, of the Company (the “Common Stock”), in a registered direct offering (the “Registered Direct Offering”), and accompanying warrants to purchase up to 21,100,000 shares of Common Stock (the “Warrants”) in a concurrent private placement (the “Private Placement” and together with the Registered Direct Offering, the “Offering”), for gross proceeds of approximately $7 million, before deducting the placement agent’s fees and other estimated offering expenses. The purchase price per Share and the accompanying Warrant to purchase one share of Common Stock is $0.3337.

The sale and offering of the Shares pursuant to the Purchase Agreement will be effected as a takedown off the Company’s shelf registration statement on Form S-3 (File No. 333-271324), which became effective on April 28, 2023 (the “Registration Statement”), pursuant to a prospectus supplement and accompanying prospectus to be filed with the Securities and Exchange Commission (the “SEC”). The Warrants, the Placement Agent Warrants (as defined herein) and the shares of Common Stock underlying the Warrants (“Warrant Shares”) and the Placement Agent Warrant Shares (as defined herein) were not offered pursuant to the Registration Statement and were offered pursuant to an exemption from the registration requirements of Section 5 of the Securities Act of 1933, as amended (the “Act”), contained in Section 4(a)(2) thereof and/or Regulation D promulgated thereunder.

The Warrants will be exercisable upon the receipt of stockholder approval for the issuance of the Warrants and Warrant Shares and have an exercise price of $0.3337 per share. The Warrants will expire five years from the date of stockholder approval. At any time after the date that is 120 days following the initial exercise date of the Warrants, the Warrants can be exercised on a cashless basis if there is no effective registration statement registering, or no current prospectus available for, the resale of the Warrant Shares. The Company has agreed to file a registration statement under the Act with the SEC covering the resale of the Warrant Shares within 20 calendar days following the date of the Purchase Agreement and to use commercially reasonable efforts to cause the registration statement to be declared effective by the SEC within 120 days following the Closing of the Offering.

Following the later of receipt of approval of the Company’s stockholders and effectiveness of a registration statement registering the resale of the Warrant Shares, the Warrants may be redeemed by the Company if the price of the Company’s Common Stock on Nasdaq is more than 200% of the exercise price of the Warrants for 20 consecutive trading days and the Company gives proper notice to the holders of such redemption. The Purchase Agreement also prohibits each Purchaser from: (a) conducting any short sales while such Purchaser owns any unexpired Warrants and (b) selling any portion of the Shares prior to the earlier of (i) 8:00 p.m. on February 14, 2025, and (ii) the date on which the Common Stock is quoted at or above $0.50 per share.

The Company currently intends to use the net proceeds from the Offering for satisfaction of the Company’s debt and for working capital purposes. The Offering is expected to close on or about February 11, 2025 (the “Closing”), subject to the satisfaction of customary closing conditions.

Dawson James Securities, Inc. (the “Placement Agent”) is acting as the placement agent for the Offering. Pursuant to an engagement agreement between the Placement Agent and the Company, dated as of January 10, 2025, the Company agreed to pay the Placement Agent a cash fee equal to 6% of the aggregate gross proceeds raised in the Offering, and to reimburse the Placement Agent for certain expenses, including legal fees, of $10,000 in the aggregate. In addition, the Company agreed to issue to the Placement Agent, or its designees, warrants (the “Placement Agent Warrants”) to purchase up to 2,110,000 shares of Common Stock (the “Placement Agent Warrant Shares”). The Placement Agent Warrants have generally the same terms and conditions as the Warrants issued to the Purchasers, except that the Placement Agent Warrants will have an exercise price equal to $0.417125 per share.

The legal opinion of Pryor Cashman LLP relating to the legality of the issuance and sale of the Shares in the Registered Direct Offering is attached as Exhibit 5.1 to this Current Report on Form 8-K.

A copy of the form of the Purchase Agreement, the form of the Warrant, and the form of the Placement Agent Warrant are attached hereto as Exhibits 10.1, 4.1, and 4.2, respectively, and are incorporated herein by reference. The foregoing summaries of the terms of the form of the Purchase Agreement, the form of the Warrant, and the form of the Placement Agent Warrant are subject to, and qualified in their entirety by, such documents.

Item 3.02 Unregistered Sales of Equity Securities

The information contained above in Item 1.01 related to the Private Placement, the issuance of the Warrants, the issuance of the Placement Agent Warrants, and the issuance of the Warrant Shares and the Placement Agent Warrant Shares is hereby incorporated by reference into this Item 3.02. The Company issued the Warrants and the Placement Agent Warrants, and will issue the Warrant Shares and the Placement Agent Warrant Shares, in reliance upon the exemption from registration provided by Section 4(a)(2) of the Act, Rule 506(b) of Regulation D promulgated thereunder, and/or Section 3(a)(9) of the Act.

This Current Report on Form 8-K shall not constitute an offer to sell or the solicitation of an offer to buy, nor shall such securities be offered or sold in the United States absent registration or an applicable exemption from the registration requirements and certificates evidencing such shares contain a legend stating the same.

Item 9.01(d) Financial Statements and Exhibits

Exhibits.

Number
4.1	Form of Warrant issued to Purchasers
4.2	Form of Placement Agent Warrant
5.1	Opinion of Pryor Cashman LLP
10.1	Form of Securities Purchase Agreement, dated as of February 10, 2025, by and between Greenwave Technology Solutions, Inc. and the Purchasers signatory thereto
23.1	Consent of Pryor Cashman LLP (included in Exhibit 5.1)
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GREENWAVE TECHNOLOGY SOLUTIONS, INC.

By:	/s/ Danny Meeks
Name:	Danny Meeks
Title:	Chief Executive Officer

Date: February 11, 2025